UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 2, 2009


                        Commission file number: 1-10024

                             BKF CAPITAL GROUP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                                   36-0767530
 ------------------------------                   ------------------
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                     Identification No.)


            1 North Federal Highway, Suite 201 Boca Raton, FL. 33432
            --------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-4199
               --------------------------------------------------
              (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

          On December 2, 2009, BKF Capital Group, Inc. (the "Company") entered into a purchase agreement (the "Purchase Agreement") with Steven N. Bronson and Kimberly Bronson (collectively the "Sellers") to acquire all of the membership interests in Catalyst Financial LLC ("Catalyst Financial"), a New York limited liability company. Catalyst Financial is an investment banking firm registered as a broker-dealer with the U.S. Securities and Exchange Commission and a member of the Financial Industry Regulatory Authority ("FINRA"). Steven N. Bronson, the Company's Chairman and President is also the owner, registered principal and President of Catalyst Financial.

         Additionally, since January 1, 2009, the Company licensed a portion of its office space, located at 1 North Federal Highway, Suite 201, Boca Raton, Florida 33432, to Catalyst Financial. Specifically, BKF licensed office space and use of its facilities to Catalyst Financial for a monthly fee of $500. The license is on a month to month basis.

         Pursuant to the Purchase Agreement, the Company will pay a purchase price of $87,500 to the Sellers in exchange for 100% of the membership interests of Catalyst Financial (the "Transaction"). In addition the Company shall reimburse the Sellers for certain expenses incurred by Catalyst Financial prior to the closing of the Transaction. Following the consummation of the transactions contemplated by the Purchase Agreement, Catalyst Financial will be a wholly owned subsidiary of the Company.

         The Purchase Agreement contains various representations and warranties, certain covenants and indemnification obligations. The Transaction is expected to close within the next 60 to 90 days, subject to the approval of FINRA regarding the change of control of Catalyst Financial.

          The foregoing summary of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.37. The terms and conditions of the Purchase Agreement are incorporated herein by reference.

          The Company announced the execution of the Purchase Agreement in a press release, dated December 7, 2009, a copy of which is attached hereto as
Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
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10.37          Purchase  Agreement,  dated  December 2, 2009, by and between BKF
               Capital Group, Inc. and Steven N. Bronson and Kimberly Bronson.

99.1           Press Release, dated December 7, 2009.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2009


                                           BKF CAPITAL GROUP, INC.
                                           (Registrant)

                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President